DATED 19 May 1998
                                -----------------






                           TU FINANCE (NO. 1) LIMITED
                         and certain of its Subsidiaries
                             (as Charging Companies)

                                     - and -

                      CHASE MANHATTAN INTERNATIONAL LIMITED
                               (as Security Agent)







                             -----------------------

                             GUARANTEE AND DEBENTURE

                             -----------------------









                              LOVELL WHITE DURRANT
                                     LONDON
                                   A7/DCH/AJAP


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                                      INDEX


1.   INTERPRETATION                                                    1

2.   COVENANT TO PAY                                                   5

3.   CHARGING CLAUSE                                                   6

4.   TITLE DOCUMENTS AND VOTING RIGHTS                                 9

5.   COLLECTION OF RECEIVABLES                                        11

6.   NEGATIVE PLEDGE AND OTHER RESTRICTIONS                           11

7.   FURTHER ASSURANCE                                                12

8.   CONTINUING SECURITY                                              12

9.   GENERAL COVENANTS                                                13

10.  COVENANTS REGARDING SECURITIES                                   13

11.  LEASES, POSSESSION OF LAND AND CONSOLIDATION OF MORTGAGES        14

12.  POWERS OF SALE, LEASING AND ACCEPTING SURRENDERS                 14

13.  OPENING OF NEW ACCOUNTS                                          15

14.  APPOINTMENT AND POWERS OF A RECEIVER                             15

15.  POWER OF ATTORNEY                                                18

16.  ADJUSTMENT OF ACCOUNT                                            18

17.  OTHER POWERS EXERCISABLE BY THE SECURITY AGENT                   19

18.  APPLICATION OF MONEY RECEIVED
              BY THE SECURITY AGENT OR A RECEIVER                     19

19.  COSTS AND INTEREST ON OVERDUE AMOUNTS                            20

20.  SET-OFF                                                          20

21.  SECURITY AGENT AS TRUSTEE,
              PERPETUITY PERIODS AND NO PARTNERSHIP                   21

22.  FORBEARANCE AND SEVERABILITY                                     21

23.  VARIATIONS AND CONSENTS                                          22

24.  AUTHORITY OF PRIMARY BORROWER                                    22

25.  SERVICE OF DEMANDS AND NOTICES                                   22


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26.  COUNTERPARTS                                                     23

27.  ASSIGNMENT                                                       23

28.  SECURITY AGENT                                                   23

29.  JOINT AND SEPARATE LIABILITY                                     23

30.  THE GIVING AND ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT           23

31.  GOVERNING LAW                                                    23

THE FIRST SCHEDULE

Part A

The Charging Companies                                                24

Part B

The Security Agent                                                    24

THE SECOND SCHEDULE

Terms of Guarantee                                                    25

THE THIRD SCHEDULE

PART I

Form of Notice and Instructions to Receiving Banker                   29

PART II

Form of Acknowledgement
and Undertaking by Receiving Banker                                   31

PART III

Form of control agreement to be executed by among others
the US Depositary for the Offer and Bidco                             32

THIS GUARANTEE AND DEBENTURE made the 19th day of May 1998

BETWEEN:

(1)  THE COMPANIES LISTED IN PART A OF THE FIRST SCHEDULE; and

(2) CHASE MANHATTAN INTERNATIONAL LIMITED as agent and trustee on behalf of the Beneficiaries (as defined below).

WITNESSES as follows:

1.   INTERPRETATION

1.1 In this Debenture words or expressions defined in the Facility Agreement shall, unless otherwise defined below, bear the same meaning in this Debenture and, in addition, in this Debenture, so far as the context admits, the following expressions shall have the following meanings:

     "Assets" all the present, future or contingent undertaking, property, assets, rights and revenues of a Charging Company whatever, and wherever situated in the world, present and future, and includes each or any of them;

     "Beneficiaries"          means  collectively  the  Arrangers,  the Facility
                              Agent,  the Issuing Bank,  the Security  Agent and
                              the Banks,  and (as regards  sums owing in respect
                              of  the  Hedging   Agreements)   their  respective
                              Affiliates;

     "Bidco"                  TU Acquisitions PLC (registered number 3455523);

     "Business Day"           a day on which  the banks  generally  are open for
                              business  in the  City of  London  and in New York
                              (excluding Saturdays and bank or public holidays);

     "Charging Companies"     the  companies  listed  in  Part  A of  the  First
                              Schedule and (where the context permits) includes each or any of them;

     "Companies"              means the  Charging  Companies  and to the  extent
                              that they become  "Borrowers"  under the  Facility
                              Agreement, the Target and any Subsidiary from time to time of the Target;

     "Collection Account"     has the  meaning  attributed  to it by clause  5.1
                              (Collection of Receivables);

     "this Debenture"         this Guarantee and Debenture;

     "Derivative Securities"  include:

                              (a) allotments, rights, money or property arising from the Securities by way of conversion, exchange, redemption, bonus, preference, option or otherwise;

                              (b) dividends, distributions, interest and other income from the Securities; and

                              (c) stock, shares and securities offered in addition to or substitution for the Securities;

     "Document"               any transfer, renunciation,  proxy, mandate, legal
                              or other charge, mortgage, assignment, deed or other document in relation to the Securities;

     "Facility Agreement"     means the facilities  agreement dated 2 March 1998
                              made  between TU Finance  (No. 1) Limited  (1), TU
                              Finance  (No. 2) Limited and TU  Acquisitions  PLC
                              (2),   Chase   Manhattan  plc,   Lehman   Brothers
                              International    and   Merrill    Lynch    Capital
                              Corporation  (as Joint Lead  Arrangers)  (3),  The
                              Chase Manhattan Bank,  Lehman Commercial Paper Inc
                              and  Merrill   Lynch   Capital   Corporation   (as
                              Underwriters)  (4), The Chase  Manhattan  Bank (as
                              Issuing Bank) (5), Chase  Manhattan  International
                              Limited   (as   Facility   Agent)  (6)  and  Chase
                              Manhattan   International   Limited  (as  Security
                              Agent) (7) as amended and restated by an agreement dated 3 March 1998 and 21 April 1998 and which expression shall include any further amendments, supplements, accessions, variations or additions to such agreement, however fundamental (including, without limitation, changes to the facilities provided or increases in their maximum amount);

     "Facility Agent"         shall  have the  meaning  attributed  to it in the
                              Facility Agreement;

     "Floating Charge Assets" insofar  only  as  concerns  the  floating  charge created by clause 3.1(n) (Charging Clause), Assets for the time being comprised within such floating charge;

     "Guarantor"              any Charging  Company insofar only as it covenants
                              under clause  2.1(b)  (Charging  Clause) to pay or
                              discharge  money due or owing from or  liabilities
                              of  other  Companies  to  the   Beneficiaries  and
                              "Guarantors" and "Guarantee" shall be construed accordingly;

     "Hedging Agreements"     the interest rate hedging agreements  contemplated
                              by clause 10.2(f) of the Facility Agreement, but only if and insofar as such agreements are entered into with a Beneficiary;

     "Holding Company"        shall have the meaning given to that expression in
                              Section  736  of  the  Companies  Act  1985  as if
                              extended   to   bodies    corporate    wheresoever
                              incorporated;

     "indebtedness"           includes any  obligation in any currency,  whether
                              incurred as principal debtor or surety, for the payment or repayment of money, whether present or future, actual or contingent;

     "Land" includes freehold and leasehold land and (outside England and Wales) immovable property and in each case all buildings and structures upon and all things affixed to Land (including trade and tenant's fixtures);

     "Offer Rights"           means all  rights of Bidco  pursuant  to the Offer
                              and the terms of any of the Offer  Documents  (and
                              its form of  acceptance)  including  the  right to
                              have the Target's  Shares  transferred to the name
                              of or held to the order of Bidco (or its  nominee)
                              and all  rights of Bidco over any  agreement  with
                              the Receiving  Banker to the Offer and any brokers
                              which  may  purchase   Target  Shares  on  Bidco's
                              behalf;

     "Primary Borrower"       TU  Finance  (No.  1) Limited  (registered  number
                              3505836);

     "Principal"              any Company  insofar  only as it owes money or has
                              incurred liabilities to a Beneficiary except as a Guarantor;

     "Receivables"            in  relation  to a Charging  Company,  all sums of
                              money receivable by such Charging Company now or in the future consisting of or payable under or derived from any of its Assets referred to in clause 3.1(d), (f), (g), (h), (j), (k) and (l)
                              (Charging Clause);

     "Receiver"               means any receiver  and manager or  receivers  and
                              managers appointed under clause 14.1 (Appointment and Powers of Receiver) and (where the context requires or permits) includes any substituted receiver and manager or receivers and managers;

     "Regulations"            the Uncertificated Securities Regulations 1995;

     "Receiving Banker"       the UK  Receiving  Agent,  as defined in the Offer
                              Documents;

     "Relevant System"        the meaning given to that term by the  Regulations
                              and includes any other system or facility (in the United Kingdom or elsewhere) providing for the deposit of, and clearance of transactions in, the Securities;

     "Receiving Banker's      an  undertaking  from the Receiving  Banker in the
     Undertaking"             form or  substantially in the form set out in Part
                              II of the Third Schedule;

     "Secured Sums"           means all money and liabilities  covenanted and/or
                              guaranteed   to  be  paid  or  discharged  by  the
                              Charging Companies to the Security Agent and the Beneficiaries under clause 2.1 (Covenant to Pay);

     "Securities"             means,  in relation to any Charging  Company,  all
                              stocks, shares, debentures and loan stocks issued by any company or person and all other investments
                              (whether or not marketable) now or in the future owned at law or in equity by such

                              Charging Company, including all interests in investment funds and all Derivative Securities and including all Securities owned by such Charging Company in any other Charging Company, all Target Shares and all rights and entitlements in respect thereof owned by Bidco and all shares in Bidco owned by a Charging Company and including all rights, benefits and sums now or in the future accruing to any Charging Company as a result of any Securities being held in a Relevant System (including such Charging Company's rights against the operator of, or any participant in, the Relevant System);

     "Security Agent"         Chase  Manhattan  International  Limited acting as
                              security  agent and trustee for the  Beneficiaries
                              and  includes  any  successor   appointed  by  the
                              Beneficiaries pursuant to Clause 17.5 of the Facility Agreement;

     "Subsidiary"             shall have the meaning given to that expression in
                              Section  736  of  the  Companies  Act  1985  as if
                              extended   to   bodies    corporate    wheresoever
                              incorporated;

     "Target"                 means The Energy Group PLC (company no. 3257256);

     "Target Shares"          means the  issued  and to be issued  shares in the
                              capital  of the  Target  (including  the  Target's
                              American   Depositary   Shares  and  any  American
                              Depositary  Receipts   representing  the  Target's
                              American Depositary Shares) which are the subject of the Offer;

     "United Kingdom"         means the United Kingdom of Great Britain and
     and "UK"                 Northern Ireland;

     "writing"                includes  telex,  facsimile  transmission  and any
                              other mode of representing or reproducing words in a legible and non-transitory form, except in relation to any certificate, notice or other document which is expressly required by this Debenture to be signed, and "written" has a corresponding meaning.

1.2  Interpretation: In this Debenture, unless the context otherwise requires:

     (a) words denoting the singular number only shall include the plural number also and vice versa;

     (b) words denoting the masculine gender only shall also include the feminine gender;

     (c) words denoting persons only shall include corporations, partnerships and unincorporated associations;

     (d) references to clauses, paragraphs and Schedules are to be construed as references to clauses, paragraphs and Schedules of this Debenture;

     (e)  references  to any  party  shall,  where  relevant,  be  deemed  to be
          references  to  or  to  include,  as  appropriate,   their  respective
          successors or permitted assigns;

     (f) references in this Debenture to this Debenture or any other document include references to this Debenture or such other document as varied, supplemented, restated and/or replaced in any manner from time to time and/or any document which varies, supplements, restates and/or replaces it;

     (g) references to "including" shall not be construed restrictively but shall be construed as meaning "including, without prejudice to the generality of the foregoing";

     (h) references to moneys, obligations and liabilities due, owing or incurred under the Finance Documents shall include moneys, obligations and liabilities due, owing or incurred in respect of any extensions or increases in the amount of the facilities provided for therein or the obligations and liabilities imposed thereunder;

     (i) expressions defined in the Companies Act 1985 shall have the same meanings in this Debenture, except that the expression "company" shall include a body corporate established outside Great Britain;

     (j)  any  references  to any statute or any section of any statute shall be
          deemed  to  include   reference  to  any  statutory   modification  or
          re-enactment of it for the time being in force;

     (k) the limitation on liability conferred by Section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to the covenants for title implied on the part of each Charging Company.

1.3 Headings: Headings in this Debenture are inserted for convenience and shall not affect its interpretation.


2.   COVENANT TO PAY

2.1  Covenant to Pay: Each Charging Company hereby:

     (a) covenants that it will on demand in writing made to it by the Security Agent or the relevant Beneficiary pay or discharge to the Security Agent all money and liabilities now or in the future due, owing or incurred to each Beneficiary by such Charging Company under the Facility Agreement, the Hedging Agreements or this Debenture (at any time after such money and liabilities have become due for payment or discharge in accordance with the Facility Agreement, the Hedging Agreements or this Debenture);

     (b) covenants and guarantees that it will on demand in writing made to it by the Security Agent or the relevant Beneficiary pay or discharge to the Security Agent all money and liabilities now or in the future due, owing or incurred to each Beneficiary by each other Company (except as a Guarantor for the Charging Company giving this covenant) under the Facility Agreement, the Hedging Agreements or this Debenture (at any time after such money and liabilities have become due for payment or discharge in accordance with the Facility Agreement, the Hedging Agreements or this Debenture);

     in either case, whether on or after such demand, whether actually or contingently, whether solely or jointly with any other person, whether as principal or surety, including all interest, commission, fees, charges, costs and expenses which each Beneficiary may charge or incur in respect of any Company or its affairs in accordance with the Facility Agreement, the Hedging Agreements or this Debenture and so that interest shall be computed and compounded in accordance with the Facility Agreement (after as well as before any demand or judgment); but the guarantee in clause 2.1(b) shall not extend to the repayment of amounts outstanding under the stand-alone revolving credit facility contemplated by clause 24.5 of the Facility Agreement.

2.2 Terms of Guarantee: The guarantee contained in clause 2.1(b) (Covenant to Pay) is given subject to, and with the benefit of, the provisions set out in the Second Schedule.

2.3 Guarantee Binding: Each Charging Company agrees to be bound by the guarantee contained in clause 2.1(b) (Covenant to Pay), even if any other Charging Company which was intended to execute this Debenture may not do so or may not be effectually bound.

2.4 Demand by Security Agent: The making of one demand under this Debenture will not preclude the Security Agent making any further demands.

2.5 Third Parties: No demand may be made under this Debenture unless the Facility Agent or the relevant Beneficiaries have become entitled to make a demand under clause 12.2 of the Facility Agreement, but any third party dealing with the Security Agent or the Receiver appointed under this Debenture shall not be concerned to see or enquire as to the validity of any demand under this Debenture.


3.   CHARGING CLAUSE

3.1 Charging Clause: Each Charging Company with full title guarantee hereby charges to the Security Agent with the payment or discharge of all Secured
     Sums:

     (a) Registered property: by way of legal mortgage, all freehold and leasehold Land in England and Wales now vested in such Charging Company and registered at H M Land Registry;

     (b) Unregistered property: by way of legal mortgage, all other freehold and leasehold Land in England and Wales now vested in such Charging Company and not registered at H M Land Registry;

     (c) Future Land: by way of first fixed charge, all Land in the future becoming the property of such Charging Company;

     (d) Interests in Land: by way of fixed charge, all interests in Land or the proceeds of sale of Land now or in the future belonging to such Charging Company which have not already been charged under the preceding provisions of this clause 3.1 (Charging Clause) and all licences now or in the future held by such Charging Company to enter upon, use or exploit Land and the benefit of all options, easements, agreements for lease and other agreements relating to the acquisition, use, exploitation or disposal of Land to which such Charging Company is or may in the future become entitled;

     (e) Plant and machinery and fixtures: by way of fixed charge, all plant and machinery of such Charging Company now or in the future attached to any Land which, or an interest in which, is charged under the preceding provisions of this clause 3.1 (Charging Clause) and all rights and interests of such Charging Company under all present and future agreements for the purchase, maintenance or use of plant and machinery so attached;

     (f) Rental and income from Land: by way of fixed charge, all rental and other income and all debts and claims now or in the future due or owing to such Charging Company under or in connection with any lease, agreement or licence relating to Land;

     (g) Securities: by way of fixed charge, all Securities belonging to such Charging Company;

     (h) Contracts and policies of insurance and assurance: by way of fixed charge, all contracts and policies of insurance and assurance now or in the future held by or otherwise benefiting such Charging Company and all rights and interests of such Charging Company in every such contract and policy (including the benefit of all claims arising and all money payable under such contracts and policies);

     (i) Goodwill and uncalled capital: by way of fixed charge, all the goodwill and uncalled capital for the time being of such Charging Company;

     (j) Intellectual Property Rights: by way of fixed charge, all intellectual property rights of such Charging Company capable of being validly charged by fixed charge;

     (k) Book and other debts: by way of fixed charge, all book and other debts now or in the future owing to such Charging Company and all rights and claims of such Charging Company against third parties, present and future, capable of being satisfied by the payment of money (except rights and claims effectively charged under the preceding provisions of this clause 3.1) (Charging Clause);

     (l) Negotiable instruments etc: by way of fixed charge, the benefit of all negotiable instruments, guarantees, bonds, debentures, legal or equitable charges and all other security, reservation of proprietary rights, rights of tracing, unpaid vendor's liens and all other rights and remedies now or in the future available to such Charging Company as security for any Receivable or for the performance by any third party of any obligation now or in the future owed to such Charging Company;

     (m) Loan Note Collateral Account and Collection Account balances: by way of fixed charge, all money at any time standing to the credit of the Loan Note Collateral Account or any Collection Account relating to such Charging Company, including the proceeds of all its Receivables, which proceeds shall, for the avoidance of doubt, on payment into such Collection Account cease to be subject to the charges contained in the preceding provisions of this clause 3.1 (Charging Clause) but shall be subject to the fixed charge contained in this paragraph (m);

     (n)  Floating Charge Assets: by way of floating charge:

          (i) all Assets now or in the future owned by such Charging Company except to the extent that such Assets are for the time being effectively charged by any fixed charge contained in the preceding provisions of this clause 3.1 (Charging Clause) or effectively assigned by clause 3.2 (Assignment of Rights), including any Assets comprised within a charge which is reconverted under clause 3.7 (Decrystallisation of Floating Charge); and

          (ii) without exception all Assets insofar as they are for the time being situated in Scotland;

      but in each case so that such Charging Company shall not create any mortgage or any fixed or floating charge or other security over any Floating Charge Asset (whether having priority over, or ranking pari passu with or subject to, this floating charge) or take any other step referred to in clause 6.1 (Negative Pledge and other Restrictions) with respect to any Floating Charge Asset and such Charging Company shall not, without the prior written consent of the Security Agent, sell, transfer, part with or dispose of any Floating Charge Asset except by way of sale in the ordinary course of its business.

3.2 Assignment of Rights: (a) Bidco hereby assigns and agrees to assign to the Security Agent as continuing security for the payment, discharge and performance of the Secured Sums the Offer Rights together with the benefit of all powers and remedies for enforcing the same, in favour of the Security Agent; (b) each Charging Company hereby assigns and agrees to assign to the Security Agent as continuing security for the payment, discharge and performance of the Secured Sums all indebtedness due to such Charging Company from any other Charging Company including all such indebtedness arising or in any way connected with the Offer or the financing of the Offer.

3.3 Notice Relating to the Assignment and the Charge over Target Shares: Bidco shall:

     (a) execute the notice of the assignment and the charge over the Offer Rights constituted by this deed in the form set out in Part I of the Third Schedule on the date hereof and:

          (i)  forthwith deliver the same to the Receiving Banker; and

          (ii) procure the execution and delivery to the Security Agent by the Receiving Banker of the acknowledgement and undertaking substantially in the form set out in Part II of the Third Schedule; and

     (b) execute the contol agreement substantially in the form set out in Part III of the Third Schedule on the date hereof and:

          (i) forthwith deliver the same to the US Depositary for the Offer, Bank of New York; and

          (ii) procure the execution and delivery to the Security Agent by such US Depositary of such control agreement.

3.4 Crystallisation of Floating Charge: The floating charge created by any Charging Company in clause 3.1(n) (Charging Clause) may be crystallised into a fixed charge by notice in writing given at any time on or after the Enforcement Date by the Security Agent to such Charging Company. Such crystallisation shall take effect over such Floating Charge Assets or class or classes of Floating Charge Assets as shall be specified in the notice. If no Floating Charge Assets are so specified, it shall take effect over all Floating Charge Assets of the relevant Charging Company.

3.5 Automatic Crystallisation: If any Charging Company, without the Security Agent's prior written consent, resolves to take or takes any step to charge (whether by way of fixed or floating charge) or otherwise encumber any of its Floating Charge Assets or to create a trust over any such Floating Charge Asset or to dispose of any such Floating Charge Asset except by way of sale or other disposition in the ordinary course of such Charging Company's business, or if any person resolves to take or takes any step to levy any distress, execution, sequestration or other process against any Floating Charge Asset, then the floating charge created by clause 3.1(n) (Charging Clause) shall be automatically crystallised (without the necessity of notice) into a fixed charge over such Floating Charge Asset instantly on the occurrence of such event.

3.6 Floating Charge Assets acquired after Crystallisation: Except as otherwise stated in any notice given under clause 3.4 (Crystallisation of Floating Charge) or unless such notice relates to all Floating Charge Assets, Floating Charge Assets acquired by any Charging Company after crystallisation has occurred under clause 3.4 (Crystallisation of Floating Charge) or 3.5 (Automatic Crystallisation) shall continue subject to the floating charge created by clause 3.1(n) (Charging Clause), so that the crystallisation shall be effective only as to its Floating Charge Assets in existence at the date of crystallisation.

3.7 Decrystallisation of Floating Charge: Any charge by a Charging Company which has crystallised under clause 3.4 (Crystallisation of Floating Charge) or 3.5 (Automatic Crystallisation) may, by notice in writing given at any time by the Security Agent to such Charging Company, be reconverted into a floating charge in relation to the Assets or class or classes of Assets specified in such notice.

3.8 Priority of Fixed Security: Any mortgage, fixed charge or other fixed security whenever and however created by a Charging Company and subsisting in favour of the Security Agent shall (save as the Security Agent may otherwise declare at or after the time of its creation) have priority over the floating charge created by clause 3.1(n) (Charging Clause).

3.9 Future Security subject to this Debenture: Any debentures, mortgages or charges (fixed or floating) created in the future by a Charging Company (except those in favour of the Security Agent) shall be expressed to be subject to this Debenture and shall rank in order of priority behind the charges created by this Debenture.


4.   TITLE DOCUMENTS AND VOTING RIGHTS

4.1 Deposit of Title Deeds and Documents: Except as otherwise expressly agreed in writing by the Security Agent, each Charging Company shall:

     (a) deposit with the Security Agent, and the Security Agent shall be entitled to retain, all deeds and documents of title relating to all its Assets charged by way of fixed charge under clause 3.1 (Charging Clause) (including policies of insurance and assurance and certificates evidencing the entitlement of the Charging Companies to the Securities);

     (b) promptly have registered in the name of the Security Agent or its nominee on the date of receipt by it and/or, in relation to the Target Shares, the Receiving Banker, the Target Shares in certificated form, and in the case of all other Securities certificates and documents of title relating to such other Securities in certificated form and undated transfers executed in blank and such other Documents as the Security Agent may require to perfect title to such other Securities (duly executed by the registered holder) or for vesting or enabling it to vest the same in itself, its nominees or any purchaser Provided that this sub-clause shall be satisfied in relation to the Target Shares held by the Receiving Banker if the Security Agent receives from the Receiving Banker a duly executed Receiving Banker's Undertaking.

4.2 Charging Companies to retain voting rights and dividends until Debenture enforceable: Unless and until this Debenture becomes enforceable or the Security Agent otherwise directs at any time while a Default is continuing:

     (a) for so long as the relevant Charging Company remains the registered owner of the Securities:

          (i) all voting and other rights (including the right to receive dividends) attaching to Securities shall continue to be exercised by the relevant Charging Company for so long as it remains their registered owner, Provided that the relevant Charging Company undertakes not to exercise any voting or other rights in a way which is likely to prejudice the value of the Securities or otherwise jeopardise the security constituted by this Debenture; and

          (ii) the relevant Charging Company shall be free to deal with all dividends and interest paid thereon, subject to the provisions of the Facilities Agreement;

     (b) if Securities are registered in the name of the Security Agent or its nominee:

          (i) all voting and other rights attaching to them shall be exercised by the Security Agent or its nominee in accordance with instructions in writing from time to time received from the relevant Charging Company, Provided that the relevant Charging Company undertakes not to give any instructions to exercise any voting or other rights in a way which is in the reasonable opinion of the Security Agent likely to prejudice the value of the Securities or otherwise jeopardise the security created by this Debenture; in the absence of any such instructions, the nominee shall refrain from exercising any such rights; and

          (ii) all dividends, distributions, interest and other moneys paid on and received by the Security Agent in respect of the Securities shall be collected by the Agent as agent for the relevant Charging Company and paid to such Charging Company to such account as it may from time to time specify.

4.3 Security Agent to have voting rights and dividends after Debenture enforceable: At any time after this Debenture has become enforceable:

     (a) the Security Agent may (in the name of the relevant Charging Company or otherwise and without any further consent or authority on the part of such Charging Company) exercise all voting and other rights attaching to the Securities and any rights attaching to the Securities to nominate or remove a director as if the Security Agent was the sole beneficial owner of the Securities;

     (b) all Derivative Securities shall, if received by the relevant Charging Company or its nominee, be held on trust for and forthwith paid or transferred to the Security Agent; and

     (c) each Charging Company shall (and shall procure that its nominees shall) accept short notice for and attend any meeting of the holders of any Securities, appoint proxies and exercise voting and other rights and powers exercisable by the holders of the Securities as the Security Agent may direct from time to time.


5.   COLLECTION OF RECEIVABLES

5.1 Treatment of Receivables: Each Charging Company shall collect and realise all Receivables and shall pay into such Charging Company's account with the Security Agent or such other account of such Charging Company as the Security Agent may direct (a "Collection Account") all money which it may receive in respect of them immediately on receipt. Each Charging Company shall, pending such payment, hold all money so received upon trust for the Security Agent and shall not, without the prior written consent of the Security Agent, charge, factor, discount, assign, postpone, subordinate, release or waive its rights in respect of any Receivable in favour of any other person or purport to do so. The Collection Account shall be operated by the Beneficiary with which it is maintained (if not the Security Agent itself) as trustee for the Security Agent.

5.2 Delivery of Particulars and Receivables: Each Charging Company shall deliver to the Security Agent such particulars as to the amount and nature of its Receivables as the Security Agent may from time to time reasonably require.


6.   NEGATIVE PLEDGE AND OTHER RESTRICTIONS

6.1 Negative Pledge and other restrictions: No Charging Company shall, without the prior written consent of the Security Agent:

     (a) create, or agree or attempt to create, or permit to subsist, any Security Interest except this Debenture;

     (b) sell, or otherwise dispose of any Assets to any persons on terms which will or are intended to result in such Assets being leased or licenced back or re-acquired by such Charging Company or any other Group Company;

     (c) permit any person other than the Security Agent or its nominee to be registered as the holder of any Target Shares;

     (d) do anything which would prejudice the Security Interest of the Security Agent over the Securities.

6.2 Application to Land Registrar: Each Charging Company hereby applies to the Chief Land Registrar for a restriction to be entered on the register of title of all present registered freehold and leasehold Land in England and Wales of such Charging Company, and agrees to apply for such a restriction when requested by the Security Agent in respect of all freehold and leasehold Land in England and Wales acquired by such Charging Company after the date of this Debenture, in the following terms:

     "Except under an order of the Registrar, no disposition by the proprietor of the land is to be registered without the consent of the proprietor for the time being of [the charge hereby created]."

7.   FURTHER ASSURANCE

7.1 Further Assurance: Each Charging Company shall on demand by the Security Agent in writing execute and deliver to the Security Agent at the cost of such Charging Company and in such form as the Security Agent may require:

     (a) a valid legal mortgage of standard security or other hypothecation any Land now or in the future belonging to such Charging Company;

     (b) a valid fixed charge over any interest, not capable of being charged by way of legal mortgage, in any Land now or in the future belonging to such Charging Company;

     (c) a legal assignment or other fixed security over all or any of its intellectual property rights or Receivables;

     (d)  a legal charge over all or any of its Securities;

     (e) any Documents, instruments or directions relating to any Securities in uncertificated form required to protect or preserve the Security Agent's title to and security over such Securities;

     (f) a chattel mortgage over such chattels, plant, machinery, computers and/or other equipment of such Charging Company as the Security Agent may specify;

     (g) a fixed charge or other fixed security over any of its Floating Charge Assets;

     (h) where any of its Assets are situated outside England and Wales, such fixed security under the law of the place where the Asset is situated as the Security Agent may require;

     (i) a notice to the US Depositary (as defined in the Offer Document) regarding the Security Agent's interest in the American Depositary Shares which are the subject of the Offer, and an acknowledgement from the US Depositary of such notice; and

     (j) such other documents as the Security Agent may in its discretion think fit further to secure the payment of the Secured Sums, or to perfect this Debenture, or to vest title to any Asset in itself or its nominee or any purchaser.


8.   CONTINUING SECURITY

     This Debenture shall be a continuing security to the Security Agent and the Beneficiaries, notwithstanding any intermediate payment or settlement of account or any other matter whatever, and shall be in addition to and shall not prejudice or be prejudiced by any right of lien, set-off, combination or other rights exercisable by the Security Agent and the Beneficiaries as bankers against the Charging Companies or any security, guarantee, indemnity and/or negotiable instrument now or in the future held by the Security Agent or any Beneficiary.

9.   GENERAL COVENANTS

9.1 Acquisition of Land or Intellectual Property Rights: Each Charging Company shall at all times immediately notify the Security Agent in writing of its acquisition of any interest or right in or to any Land or any intellectual property rights;

9.2 Negative Covenant regarding Receivables: No Charging Company shall, without the prior written consent of the Security Agent, seek to compromise, compound, discharge, postpone, release, set-off, settle or subordinate any of its Receivables or waive its rights of action in connection with them, or do or omit to do anything which may delay or prejudice their full recovery.

9.3 Negative Covenant regarding Loan Note Collateral Account: No Charging Company shall utilise, or draw down, or otherwise deal with or seek to utilise, draw down, or otherwise deal with the Loan Note Collateral Account except as permitted by and in accordance with Clause 4.1(f) of the Facility Agreement.


10.   COVENANTS REGARDING SECURITIES

      Each Charging Company covenants with the Security Agent that it shall:

      10.1 Restriction on consolidation, subdivision etc: save with the prior written consent of the Security Agent, not cause or permit any of the Securities to be consolidated, sub-divided or converted and shall take such action as the Security Agent may direct in respect of any proposed compromise, arrangement, capital organisation, conversion, exchange, repayment or takeover offer affecting any of its Securities or any proposal to vary or abrogate any rights attaching to any of the Securities;

      10.2 Pay calls promptly: promptly pay direct to the company in which it holds Securities any calls on any Securities which are not fully paid, and if it defaults the Security Agent may (but need not) do so on behalf of the relevant Charging Company (and any amount so expended shall be a cost receivable under clause 19.1);

      10.3 Forward notices etc: forward to the Security Agent any notices, reports, accounts, circulars and other documents relating to the Securities as soon as they are received;

      10.4  Execute  documents etc required to convert to  uncertificated  form:
            (at its expense) execute and deliver to the Security Agent or as it directs such documents, transfers and powers of attorney, give such instructions and perform such other acts as the Security Agent may reasonably require at any time to convert any Securities in certificated form into uncertificated form;

      10.5 Covenant regarding ADR's: ensure that as regards all ADR holders who accept the Offer, the American Depositary Shares which such ADR's represent are immediately exchanged for certificated Ordinary Shares in the Target registered in the name of the Security Agent and that such ADR's are then cancelled.


11.   LEASES, POSSESSION OF LAND AND CONSOLIDATION OF MORTGAGES

11.1 No Leasing, etc: No Charging Company shall, without the prior written consent of the Security Agent, exercise any power of leasing, or accepting surrenders of leases of, any Land, nor (save where obliged to do so by law) extend, renew or vary any lease or tenancy agreement or give any licence to assign or underlet.

11.2 No Parting with Possession No Charging Company shall part with possession (except on the determination of any lease, tenancy or licence granted to such Charging Company) of any Land or share the occupation of it with any other person, or agree to do so, without the prior written consent of the Security Agent.

11.3 Section 93 LPA 1925: Section 93 of the Law of Property Act 1925, dealing with the consolidation of mortgages, shall not apply to this Debenture.


12.   POWERS OF SALE, LEASING AND ACCEPTING SURRENDERS

12.1 Debenture to become Enforceable: This Debenture shall be immediately enforceable if the Enforcement Date shall occur.

12.2 Statutory Power of Sale: Section 103 of the Law of Property Act 1925 shall not apply to this Debenture, but the statutory power of sale shall (as between the Security Agent and a purchaser from the Security Agent) arise on, and be exercisable at any time after, the execution of this Debenture. However, the Security Agent shall not exercise such power of sale until the Enforcement Date has occurred, or a Receiver has been appointed, but this provision shall not affect a purchaser or require him to ask whether a demand or appointment has been made.

12.3 Powers of Security Agent to Grant Leases: The statutory powers of sale, leasing and accepting surrenders exercisable by the Security Agent by virtue of this Debenture are extended so as to authorise the Security Agent (whether in its own name or that of the Charging Company concerned) to grant a lease or leases of any Land vested in a Charging Company or in which it has an interest, with such rights relating to other such Land, and containing such covenants on the part of such Charging Company, and generally on such terms and conditions, as the Security Agent shall think fit.

12.4 Power to Sever Fixtures: The statutory power of sale exercisable by the Security Agent is extended so as to authorise the Security Agent to sever any fixtures from Land and sell them separately.

12.5 Third Parties not to be concerned with Validity of Demand: No person dealing with the Security Agent or any Receiver, its agents or brokers, shall be concerned to enquire whether this Debenture has become enforceable, or whether any power exercised or purported to be exercised has become exercisable, or whether any Secured Sums remain due upon this Debenture, or as to the necessity or expediency of any stipulations and conditions subject to which the sale of any Assets shall be made, or otherwise as to the propriety or regularity of the sale of any Asset, or to see to the application of any money paid to the Security Agent or such Receiver, or its agents or brokers, and each such dealing shall be deemed to be within the powers hereby conferred and to be valid and effectual accordingly.

12.6 Exclusion of liability: The Security Agent shall not be liable (save in the event of its gross negligence or wilful misconduct) for:

      (a) any loss arising out of such sale or other disposal of any of the Securities or the exercise of or failure to exercise any of the Security Agent's powers of sale over any Securities under this Debenture, however caused and whether or not a better price could or might have been obtained by deferring or advancing the date of such sale or other disposal and the Security Agent shall not be liable to account as mortgagee in possession for any of the Securities; or

      (b) any neglect or default to pay any call or instalment or to accept any offer or to notify the relevant Charging Company of any matter or for any other loss of any nature whatsoever in connection with any of the Securities.


13.   OPENING OF NEW ACCOUNTS

13.1 Ruling off Accounts: On receiving notice that any Charging Company has encumbered or disposed of any of its Assets, the Security Agent and/or any Beneficiary may rule off such Charging Company's account or accounts and open a new account or accounts with such Charging Company.

13.2 Credits not to reduce Indebtedness: If the Security Agent or any Beneficiary does not open a new account or accounts immediately on receipt of such notice, it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by such Charging Company to the Security Agent or such Beneficiary shall be treated as having been credited to such new account or accounts and shall not operate to reduce the amount owing from such Charging Company to the Security Agent or such Beneficiary at the time when it received such notice.


14.   APPOINTMENT AND POWERS OF A RECEIVER

14.1  Appointment of Receiver: At any time:

      (a)   on or after the Enforcement Date; or

      (b) if so requested by the Primary Borrower and/or any Charging Company in respect of its own Assets;

      the Security Agent may appoint by writing any person or persons to be a receiver and manager or receivers and managers of all or any part of the Assets of the Primary Borrower and/or such Charging Company (as the case may be).

14.2 Power of Receivers Joint and Several: Where more than one Receiver is appointed, they shall have power to act separately unless the Security Agent shall in the appointment specify to the contrary.

14.3 Security Agent to Determine Remuneration of Receiver: The Security Agent may from time to time determine the remuneration of the Receiver.

14.4 Removal of Receiver: The Security Agent may (subject to Section 45 of the Insolvency Act 1986) remove the Receiver from all or any of the Assets of which he is the Receiver.

14.5 Further Appointment: Such an appointment shall not preclude (i) the Security Agent from making any subsequent appointment of a Receiver over all or any Assets over which a Receiver has not previously been appointed or has ceased to act, or (ii) a Receiver, while continuing to act, consenting to the appointment of an additional Receiver to act with him.

14.6 Receiver to Act as Agent: The Receiver shall be the agent of the Charging Company concerned (which shall be solely liable for his acts, defaults and remuneration) unless and until such Charging Company goes into liquidation, after which he shall act as principal and shall not become the agent of the Security Agent or the Beneficiaries.

14.7 Powers of Receiver: The Receiver shall have and be entitled to exercise in relation to the Charging Company concerned all the powers set out in Schedules 1 and 2 to the Insolvency Act 1986 and in particular, by way of addition and without limiting such powers (and without prejudice to the powers of the Security Agent and the Beneficiaries), the Receiver shall have power:

      (a) to take possession of, collect and get in all or any part of the Assets of the relevant Charging Company and to take and defend any proceedings (including proceedings for its winding up or proceedings by way of arbitration) in its name or otherwise as he shall think fit;

      (b) to carry on or concur in carrying on the business of the relevant Charging Company and raise money from any Beneficiary or others without security or on the security of all or any of its Assets;

      (c) to sell or concur in selling (where necessary with the leave of the Court), lease or concur in leasing, licence or concur in licensing, grant options over and, without the need to observe any of the provisions of Sections 99 and 100 of the Law of Property Act 1925, let or concur in letting and to terminate or to accept surrenders of leases, licences or tenancies of all or any of the Assets of the relevant Charging Company in such manner and generally on such terms and conditions as he shall think fit in his absolute and unfettered discretion and any such sale or disposition may be for cash, debentures, securities or other valuable consideration (in each case payable in a lump sum or by instalments) and to carry any such transactions into effect in the name of and on behalf of such Charging Company;

      (d) to promote the formation of a Subsidiary or Subsidiaries of the relevant Charging Company with a view to such Subsidiary or Subsidiaries purchasing, leasing, licensing or otherwise acquiring interests in all or any of the Assets of such Charging Company;

      (e) to arrange for such Subsidiary or Subsidiaries to trade or cease to trade as the Receiver may think fit from time to time;

      (f)   to sever any fixtures from the Land of which they form part;

      (g) to exercise all voting and other rights attaching to Securities owned by the relevant Charging Company;

      (h) to arrange for the purchase, lease, licence or acquisition of all or any Assets of the relevant Charging Company by any such Subsidiary on a basis whereby the consideration may be for cash, shares, debentures, loan stock, convertible loan stock or other securities, shares of profits or sums calculated by reference to profits or turnover or royalties or licence fees or otherwise, whether or not secured on the assets of such Subsidiary and whether or not such consideration is payable or receivable in a lump sum or by instalments over such period as the Receiver may think fit;

      (i) to make any arrangement or compromise with the Security Agent or any Beneficiary as he shall think fit;

      (j) to make and effect all repairs, renewals and improvements to the Assets of the relevant Charging Company and to effect, renew or increase insurances on such terms and against such risks as he shall think fit;

      (k) to appoint managers, officers and agents for the above purposes at such salaries as the Receiver may determine;

      (l) to call up all or any portion of the uncalled capital of the relevant Charging Company;

      (m) to redeem any prior Security Interest and to settle and pass the accounts of the encumbrancer and any accounts so settled and passed shall (subject to any manifest error) be conclusive and binding on the relevant Charging Company and the money so paid shall be deemed an expense properly incurred by the Receiver;

      (n) to pay the proper administrative charges of the Security Agent and/or the Beneficiaries in respect of time spent by their agents and employees in dealing with matters raised by the Receiver or relating to the receivership of the relevant Charging Company;

      (o) to commence and/or complete any building operations upon any freehold or leasehold Land of the relevant Charging Company and to apply for and obtain any planning permissions, building regulation consents or licences in each case as he may in his absolute discretion think fit;

      (p)   to vary the terms of the leases of any such  freehold and  leasehold
            Land;

      (q) to take all steps necessary to effect all registrations, renewals, applications and notifications as the Receiver will in his discretion think prudent to maintain in force or protect any of the relevant Charging Company's Intellectual Property Rights;

      (r) to do all such other acts and things as may be considered by the Receiver to be incidental or conducive to any of the above matters or powers or otherwise incidental or conducive to the preservation, improvement or realisation of the relevant Assets.

14.8 No Obligation to Account as Mortgagee in Possession: Neither the Security Agent nor any Beneficiary nor the Receiver shall be liable to account as mortgagee in possession or otherwise for any money not actually received by it or him respectively.

14.9 Third Parties: A person dealing with the Receiver in good faith and for full value shall not be concerned to enquire whether the Receiver is validly appointed or acting within his powers. Neither the Security Agent nor any Beneficiary nor the Receiver shall be liable to account as mortgagee in possession or otherwise for any money not actually received by it or him respectively, whether by way of payment, set-off, counterclaim or otherwise.

14.10 Section 109, Law of Property Act 1925: Section 109 of the Law of Property Act 1925 shall not apply to this Debenture.

15.   POWER OF ATTORNEY

15.1 Power of Attorney: Each Charging Company by way of security hereby irrevocably appoints the Security Agent (whether or not a Receiver has been appointed) and any Receiver separately the attorney of such Charging Company (with full power to appoint substitutes and to delegate) for such Charging Company, in its name and on its behalf, and as its act and deed or otherwise, at any time to execute and deliver and otherwise perfect any agreement, assurance, deed, instrument or Document, perform any act or give any instructions in relation to Securities under the rules and practices of a Relevant System or otherwise, which may be required of such Charging Company under and in accordance with the terms of this Debenture and which such Charging Company has failed to do within 14 days of being notified by the Security Agent that it is required, or (on or after the Enforcement Date) as may be deemed by such attorney necessary or desirable for any purpose of this Debenture or to enhance or perfect the security intended to be constituted by it or to convey or transfer legal ownership of any Assets.

15.2 Ratification: Without prejudice to the generality of the provisions contained in clause 15.1 (Power of Attorney), each Charging Company hereby covenants with the Security Agent and separately with any Receiver that if required so to do such company will ratify and confirm:

      (a) all transactions entered into by it or (as the case may be) them at its or (as the case may be) their instance in the proper exercise of its or (as the case may be) their powers in accordance with this Debenture; and

      (b) all transactions entered into by it or (as the case may be) them in signing, sealing, delivering and otherwise perfecting any assignment, mortgage, charge, security, deed, assurance, document or act as aforesaid;

      and each Charging Company irrevocably acknowledges and agrees that such power of attorney is (inter alia) given to the Security Agent, or as the case may be, the Receiver or both, to secure the performance of these obligations owed to him or them by the Charging Companies.


16.   ADJUSTMENT OF ACCOUNT

      If the state of account between the Security Agent or any Beneficiary and a Company by reference to which any Secured Sums are calculated for the purposes of this Debenture requires adjustment at any time because of any claim made against the Security Agent or such Beneficiary by an officeholder (within the meaning of Section 234 of the Insolvency Act
      1986) then, notwithstanding any other provision of this Debenture:

      (a) such Company's liability to the Security Agent or such Beneficiary will be correspondingly adjusted; and

      (b) the Security Agent or such Beneficiary may treat any release or settlement made by it with such Company or any Charging Company before any such adjustment is required as being of no effect; and

      (c) the Security Agent or such Beneficiary may recover from such Company or any Charging Company such sum as will place the Security Agent or such Beneficiary in the same position as if such release or settlement had not been made.

      If any claim is made against the Security Agent or any Beneficiary under any insolvency law, the Security Agent or such Beneficiary may agree the claim or settle it on any terms it chooses without asking for the relevant Company's or any Charging Company's agreement. If the Security Agent or such Beneficiary does agree or settle the claim, the Primary Borrower will be liable under this Debenture as if a court order had been made containing the terms which the Security Agent or Beneficiary have agreed. The Primary Borrower will be responsible for all costs and expenses which the Security Agent or such Beneficiary properly incurs in defending such a claim.


17.   OTHER POWERS EXERCISABLE BY THE SECURITY AGENT

17.1 Security Agent may Exercise Receiver's Powers: All powers of the Receiver conferred by this Debenture may be exercised by the Security Agent following demand by the Security Agent whether as attorney of the Charging Companies or otherwise and whether or not the Receiver shall have been appointed and so that clause 14.7(m) (Powers of Receiver) shall be read and construed as if the words "be charged on the Assets of the relevant Charging Company" were substituted for the words "be deemed an expense properly incurred by the Receiver."

17.2 Security Agent Empowered to receive Book Debts: The Security Agent or any manager or officer of the Security Agent is hereby irrevocably empowered to receive all book debts and other debts and claims which may be assigned to the Security Agent pursuant to clause 7 and on payment to give an effectual discharge for them and on non-payment to take and institute (if the Security Agent in its sole discretion so decides) all steps and proceedings either in the name of the relevant assignor or in the name of the Security Agent for their recovery and also to agree accounts and to make allowances and to give time to any surety. The relevant assignor hereby undertakes to ratify and confirm whatever the Security Agent or any manager or officer of the Security Agent shall do or purport to do under this clause 17.

17.3 Security Agent not obliged to take action relating to Book Debts: The Security Agent shall have no liability or responsibility to any Charging Company arising out of the exercise or non-exercise of the rights conferred on it by this clause 17, except for gross negligence and wilful default. The Security Agent shall not be obliged to make any enquiry as to the sufficiency of any sums received by it in respect of any book debts or other debt or claim so assigned to it or to make any claim or take any other action to collect in or enforce them.


18.   APPLICATION OF MONEY RECEIVED
      BY THE SECURITY AGENT OR A RECEIVER

18.1 Application of Recoveries: Any money received under the powers conferred by this Debenture shall, subject to the discharge of any prior-ranking claims, be paid or applied in the order of priority set out in clause 8.9 of the Facility Agreement.

18.2 Suspense Accounts: The Security Agent may, in its absolute discretion on or at any time or times after demand and pending the payment to the Security Agent of the whole of the Secured Sums, place and keep to the credit of a separate or suspense account any money received, recovered or realised by the Security Agent by virtue of this Security for so long and in such manner as the Security Agent may determine without any intermediate obligation to apply it in or towards the discharge of any Secured Sum.

19.   COSTS AND INTEREST ON OVERDUE AMOUNTS

19.1 Costs and Charges: All costs, charges and liabilities (including all professional fees and disbursements and Value Added Tax and/or any similar tax) and all other sums paid or incurred by the Security Agent, the Beneficiaries and/or any Receiver under this Debenture, shall be recoverable (on a full indemnity basis) as a debt payable on demand from such of the Charging Companies as the Security Agent may select, may be debited without notice to any account of such Charging Companies, shall bear interest accordingly and shall be charged on the Assets of such Charging Companies. Without prejudice to the generality of the foregoing, the costs recoverable by the Security Agent, the Beneficiaries and/or any Receiver under this Debenture shall include (i) all costs incurred by the Security Agent and the Beneficiaries in preparing and administering this Debenture or perfecting the security created by it, (ii) all costs (whether or not allowable on a taxation by the Court) of all proceedings for the enforcement of this Debenture or for the recovery or attempted recovery of the Secured Sums, (iii) all money expended and all costs arising out of the exercise of any power, right or discretion conferred by this Debenture, (iv) all costs and losses arising from any default by any Charging Company in the payment when due of any Secured Sums or the performance of its obligations under this Debenture and (v) all administrative charges of the Security Agent and the Beneficiaries based on time spent by its employees and agents in connection with the affairs of the Companies.

19.2 Overdue Amounts: Any overdue amounts secured by this Debenture shall carry interest at the rate and in accordance with the terms contained in clause
      5.4 of the Facility Agreement in relation to overdue sums or at such other rate agreed between the relevant Company and the Security Agent or the relevant Beneficiary from time to time.

19.3 Currency Indemnity: Moneys received or held by the Security Agent or any Beneficiary pursuant to this Debenture may from time to time after demand has been made be converted into such currency as the Security Agent or any Beneficiary considers necessary or desirable to discharge the Secured Sums in that currency at the Security Agent or that Beneficiary's then prevailing spot rate of exchange (as conclusively determined by the Security Agent or that Beneficiary acting in good faith) for purchasing the currency to be acquired with the existing currency.


20.   SET-OFF

      (a) Each Beneficiary may, on or after the Enforcement Date, retain any money standing to the credit of any Charging Company with such Beneficiary in any currency upon any account or otherwise (in any country and whether or not in such Charging Company's name) as cover for any Secured Sums and/or at any time or times without notice to such Charging Company combine or consolidate all or any of such money with all or such part of the Secured Sums as such Beneficiary may select (whether presently payable or not) and such Beneficiary may purchase with any such money any other currency required to effect such combination.

      (b) Each Charging Company irrevocably authorises the Security Agent and each Beneficiary on or after the Enforcement Date in its name and at its expense to perform such acts and sign such documents as may be required to give effect to any set-off or transfer pursuant to clause 20(a), including the purchase with the money standing to the credit of any such account of such other currencies as may be necessary to effect such set-off or transfer.

      (c) The foregoing provisions of this clause shall be in addition to and without prejudice to such rights of set-off, combination, consolidation, lien and other rights whatsoever conferred on the Security Agent and the Beneficiaries by law.

      (d) If the Security Agent or a Beneficiary exercises its rights under this clause 20, it shall as soon as practicable notify the Primary Borrower.


21.   SECURITY AGENT AS TRUSTEE,
      PERPETUITY PERIODS AND NO PARTNERSHIP

21.1 Security Agent: The Security Agent hereby declares itself to be a trustee of this Debenture (and any other security in its favour created pursuant to this Debenture) for the Beneficiaries. The retirement of the Security Agent from being trustee and the appointment of any new trustee shall be effected in the manner provided in the Facility Agreement.

21.2 Perpetuity Period: The perpetuity period applicable to the trust hereby constituted shall be 80 years.

21.3 No Partnership: Nothing in this Security shall constitute or be deemed to constitute a partnership between the Beneficiaries.


22.   FORBEARANCE AND SEVERABILITY

22.1 No Waivers: All rights, powers and privileges under this Debenture shall continue in full force and effect, regardless of the Security Agent or any Beneficiary exercising, delaying in exercising or omitting to exercise any of them.

22.2  Invalidity and Severability:

      (a) None of the covenants and guarantees given and none of the charges created by the Charging Companies under this Debenture shall be avoided or invalidated by reason only of one or more of such covenants, guarantees or charges being invalid or unenforceable.

      (b) Any provision of this Debenture which for any reason is or becomes illegal, invalid or unenforceable shall be ineffective only to the extent of such illegality, invalidity and unenforceability, without invalidating the remaining provisions of this Debenture.


23.   VARIATIONS AND CONSENTS

23.1 Variations to be in writing signed by all parties: No variation of this Debenture shall be considered valid and as constituting part of this Debenture, unless such variation shall have been made in writing and signed by the Security Agent (on behalf of the Beneficiaries) and the Primary Borrower (on behalf of the Charging Companies).

23.2  Variation:   The  expression  'variation'  shall  include  any  variation, supplement, extension, deletion or replacement however effected.

23.3 Conditional Consents: Save as otherwise expressly specified in this Debenture, any consent of the Security Agent may be given absolutely or on any terms and subject to any conditions as Security Agent may determine in its entire discretion.


24.   AUTHORITY OF PRIMARY BORROWER

      Each Charging Company (except the Primary Borrower) hereby irrevocably authorises the Primary Borrower to act on its behalf in administering the terms of this Debenture and in signing on its behalf any document varying, supplementing, restating and/or replacing the terms and conditions contained in this Debenture or any document ancillary to it.


25.   SERVICE OF DEMANDS AND NOTICES

25.1  Addresses:

      (a) A demand for payment or any other demand or notice under this Debenture may be made or given by any manager or officer of the Security Agent in writing addressed to the Charging Company concerned and served on it at the address of such Charging Company stated above or its existing or last known place of business (or, if more than one, any one of such places), or by facsimile transmission to the facsimile number last known to the Security Agent or by any other form of electronic communication which may be available.

      (b) Any communication to be given to any Beneficiary under this Debenture must be given to the Security Agent in writing served on it at the address for service of the Security Agent given in Part B of the First Schedule or the address last notified to the Primary Borrower by the Security Agent in writing.

25.2 Deemed Service: A notice or demand shall be deemed to be duly served on a Charging Company:

      (a)   if delivered by hand, when left at such an address;

      (b) if sent by post, at noon on the next day following the day of posting and shall be effective even if it is misdelivered or returned undelivered;

      (c) if given or made by facsimile or other electronic communication, at the time of transmission;

      Provided that, where delivery or transmission occurs after 6.00 p.m. on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9.00 a.m. on the next Business Day.


26.   COUNTERPARTS

      This Debenture may be executed by any of the Charging Companies in any number of copies, all of which taken together shall constitute a single Debenture.

27.   ASSIGNMENT

      Each Beneficiary may assign or transfer all or any of their respective rights hereunder or hold their rights hereunder on trust for their successors or assigns or transferees subject always to the provisions of clause 16 of the Facility Agreement.


28.   SECURITY AGENT

      The provisions of clauses 17 - 21 of the Facility Agreement shall apply to the Security Agent's rights, obligations and duties under this Debenture as if set out in this Debenture in full.


29.   JOINT AND SEPARATE LIABILITY

      Unless the context otherwise requires, all covenants, agreements, representations and warranties on the part of the Charging Companies contained in this Debenture are given by them jointly and separately and shall be construed accordingly.


30.   THE GIVING AND ACKNOWLEDGEMENT OF NOTICE OF ASSIGNMENT

      For the purposes of Section 136 of the Law of Property Act 1925 and generally the Security Agent hereby gives, and each Charging Company which is or will become a debtor of any other Charging Company hereby acknowledges, receipt of notice of the assignment by way of security and charge to the Security Agent under this Debenture of all such present and/or future indebtedness.


31.   GOVERNING LAW

31.1 This Debenture shall be governed by and construed in accordance with English law.

31.2 Each Charging Company hereby submits, for the exclusive benefit of the Security Agent and the Beneficiaries, to the jurisdiction of the English Courts, but without prejudice to the right of the Security Agent and/or the Beneficiaries to commence proceedings against such Charging Company in any other jurisdiction.


THIS GUARANTEE AND DEBENTURE has been executed by each Charging Company as a Deed and signed by the Security Agent and it shall take effect on the day and year first above written.

                               THE FIRST SCHEDULE

                                     Part A

                             The Charging Companies


                                                      Address and fax or
Name of Company                Registered Number      Telex Number

TU Finance (No. 1) Limited     3505836                Norton Rose,
(as Primary Borrower)                                 Kempson House,
                                                      Camomile Street,
                                                      London EC3A 7AN

                                                      Fax: 44 171 283 6500
                                                      Attention: Andrew Bamber/
                                                      Marcus Dougherty


TU Finance (No. 2) Limited     3514100                Norton Rose,
                                                      Kempson House,
                                                      Camomile Street,
                                                      London EC3A 7AN

                                                      Fax: 44 171 283 6500
                                                      Attention: Andrew Bamber/
                                                      Marcus Dougherty

TU Acquisitions PLC            3455523                Norton Rose,
                                                      Kempson House,
                                                      Camomile Street,
                                                      London EC3A 7AN

                                                      Fax: 44 171 283 6500
                                                      Attention: Andrew Bamber/
                                                      Marcus Dougherty


                                     Part B

                               The Security Agent


                                                      Address for Service
Name of Company                Registered Number      and Fax or Telex Number


Chase Manhattan International  938937                 Trinity Tower
Limited                                               9 Thomas More Street
                                                      London E1 9YT

                                                      Fax: + 44 171 777 2360
                                                      Attention: Stephen Clarke

                               THE SECOND SCHEDULE

                               Terms of Guarantee


1. Continuing Security: This Guarantee is a continuing security to the Security Agent and each Beneficiary and will continue in full force until no sum remains payable under the Finance Documents and the Beneficiaries have irrevocably received or recovered all sums payable under the Finance Documents irrespective of whatever dealings may occur on any account between the Security Agent or such Beneficiary and the Principal.

2. Opening of New Accounts: If this Guarantee ceases for any reason to be binding on the Guarantor as a continuing security in relation to the Principal, then each Beneficiary may break such accounts of the Guarantor and the Principal with such Beneficiary as such Beneficiary deems appropriate and open new accounts for the account holders affected.

      If that is done, no money credited to such new account at that time or later will have the effect of reducing the amount due to such Beneficiary on the original account. If that is not done, such Beneficiary will still be treated as if it had broken all such accounts at the time when such notice expired or this Guarantee ceased to be a continuing security and as if all payments made to such Beneficiary then or later had been credited to a new account with the same result.

      Such Beneficiary may also refuse payment (without notice to the Guarantor) of any cheque or order which, if paid or honoured, would reduce or further reduce the Guarantor's credit balances below the amount of its liability to such Beneficiary under this Guarantee at such time.

3. Payments: All payments falling to be made by a Guarantor under this Guarantee will be made to the Security Agent or the relevant Beneficiary without any set-off or counterclaim and free from any deduction or withholding for or on account of any taxes or other charges in the nature of taxes imposed by any competent authority. If any such deduction or withholding is required by law, the Guarantor will pay to the relevant Beneficiary any additional amount necessary to ensure that such Security Agent receives and retains the full amount of the relevant payment as if such deduction or withholding had not been made.

4. Suspense Account: The Security Agent and/or any Beneficiary may at any time (without prejudice to its other rights) place and keep for such time as the Security Agent or such Beneficiary may think prudent any money received, recovered or realised under or by virtue of this Guarantee on a separate or suspense account to the credit of either the Security Agent or such Beneficiary or the Guarantor (as the Security Agent or such Beneficiary thinks fit), without any intermediate obligation on its part to apply such money or any part of it in or towards discharge of the Secured Sums.

5. Additional to Other Security: This Guarantee is to be in addition to and is not to prejudice or be prejudiced by any other guarantee or security (including any other guarantee signed by the Guarantor) which the Security Agent or any Beneficiary may hold from or on account of the Principal either now or in the future. This Guarantee may be enforced at any time on or after the Enforcement Date without the Security Agent or any Beneficiary first making demand on the Principal or taking any steps or proceedings against the Principal or having recourse to any such other guarantee or security.

6.    Restriction on each Guarantor: The Guarantor shall have no right to:

      (i) make any claim (whether by way of proof in liquidation or otherwise) against the Principal or any property of the Principal; or

      (ii) participate in any security held or money received by the Security Agent or any Beneficiary on account of the Secured Sums; or

      (iii) stand in the place of the Security Agent or any Beneficiary in respect of any such security or money;

      until in each case all Secured Sums have been repaid to the Security Agent and/or the Beneficiaries in full.

      However, if so directed by the Security Agent but not otherwise, the Guarantor shall prove in the Principal's liquidation for the whole or any part of the money due or owing to the Guarantor from the Principal in any manner whatever and the benefit of such proof and of all money received by the Guarantor in respect of it shall be held on trust for the Security Agent and applied in reduction of the Secured Sums.

7. Right to act without affecting the Guarantee: The Security Agent or any Beneficiary may at any time (without affecting its rights against the Guarantor under this Guarantee) grant, extend, increase, renew, vary, determine or refuse any credit or facility to the Principal, or take, hold, exchange, vary, release, abstain from perfecting or enforcing any guarantee or security for the Secured Sums, or compromise with or extend time or grant waivers, releases or any indulgence to the Principal or any co-surety, or make any arrangement, concession or settlement with any of them or do or omit or neglect to do anything whatever which, but for this provision, might exonerate or discharge the Guarantor's obligations under this Guarantee (except for a specific written release given by the Security Agent of such obligations).

8. Receipt of Payments: After this Guarantee becomes enforceable, no payment received by the Security Agent or any Beneficiary from any source (except the Principal) in respect of the Secured Sums will be treated (regardless of the manner in which the Security Agent or such Beneficiary may deal with it in its books or otherwise) as reducing the Guarantor's liability to the Security Agent or such Beneficiary under this Guarantee, so that until the Security Agent or such Beneficiary has received payment in full of all Secured Sums, it will be deemed, as between the Security Agent or such Beneficiary and the Guarantor and except for any payment by the Principal, to remain wholly unsatisfied.

9. Adjustments: If the state of account between the Security Agent or any Beneficiary and the Principal (by reference to which any Secured Sums are calculated for the purposes of this Guarantee) requires adjustment at any time because of any claim made against the Security Agent or such Beneficiary by an office-holder (within the meaning of Section 234 of the Insolvency Act 1986), then, notwithstanding any other provision of this
      Guarantee:

      (a) the Guarantor's liability to the Security Agent or such Beneficiary will be correspondingly adjusted, and

      (b) the Security Agent or such Beneficiary may treat any release or settlement made by it with the Guarantor before any such adjustment is required as being of no effect, and

      (c) the Security Agent or such Beneficiary may recover from the Guarantor such sum as will place the Security Agent or such Beneficiary in the same position as if such release or settlement had not been made.

      If any claim is made against the Security Agent or any Beneficiary under any insolvency law, the Security Agent or such Beneficiary may agree the claim or settle it on any terms it chooses without the necessity of asking for the Guarantor's agreement. If the Security Agent or such Beneficiary does agree or settle the claim, the Guarantor will be liable under this Guarantee as if a court order had been made containing the terms which the Security Agent or such Beneficiary have agreed. The Guarantor will be responsible for all costs and expenses which the Security Agent or such Beneficiary properly incurs in defending such a claim.

10. Retention: The Security Agent may keep the security held by it for the Guarantor's liability under this Guarantee in order to protect the Security Agent and the Beneficiaries against any possible claim under insolvency law for such period after all Secured Sums have been satisfied as the Security Agent reasonably considers to be necessary to avoid any risk under applicable insolvency law. If a claim is made against the Security Agent or any Beneficiary within that period, the Security Agent may keep the security until that claim has finally been dealt with.

11. Guaranteed Liabilities Continue to be Payable: The winding-up or dissolution of the Principal will not affect the Guarantor's liability under this Guarantee and any sum payable to the Security Agent or any Beneficiary at the date of the commencement of such winding-up or immediately prior to such dissolution (as the case may be) will be treated as continuing payable until actually paid in full.

12. Capacity of Principal: If any question arises as to the capacity of the Principal in relation to any dealing between the Principal and the Security Agent or any Beneficiary, or as to the capacity, authority or power of any officer, employee or agent of the Principal to bind it to any transaction with the Security Agent or any Beneficiary, or as to whether any of the Secured Sums are immediately due and payable, that question shall, as between the Security Agent or such Beneficiary and the Guarantor, be disregarded and the Guarantor will for the purposes of this Guarantee be and continue to be liable to the Security Agent or such Beneficiary in respect of any such dealing, transaction and/or Secured Sums as if the Guarantor were a principal debtor.

13. Currency Conversion: Any money received by the Security Agent or any Beneficiary under or by virtue of this Guarantee may be converted by the Security Agent or such Beneficiary at any time as it thinks fit (and notwithstanding any previous conversion) into any currency in which any part of the Secured Sums is due or owing to the Security Agent or such Beneficiary, in which event the net amount available to the Security Agent or such Beneficiary in such other currency (after allowing for all costs of conversion) shall be deemed to be the amount received by the Security Agent or such Beneficiary under or by virtue of this Guarantee.

14. Admission and Acknowledgement of Indebtedness: Any admission or acknowledgement in writing by the Principal or on its behalf of the amount of any Secured Sums or otherwise in relation to this Guarantee, or any judgment or award obtained by the Security Agent or any Beneficiary against the Principal, or any proof by the Security Agent or any Beneficiary in winding up which is admitted, or any statement of account furnished by the Security Agent or any Beneficiary the correctness of which is certified by any one of its directors, regional directors or managers, will be binding and conclusive on the Guarantor (except in the case of manifest error).

15. Financial Assistance: Notwithstanding any other provision of this Guarantee, this Guarantee shall not operate to guarantee any money or liability if and insofar as such money was borrowed or such liability was incurred directly or indirectly for the purpose of the acquisition by any person of shares in the Guarantor or its holding company or the reduction or discharge of any existing liability incurred for the purpose of such acquisition and if and for so long as it would not be lawful under Chapter VI, Part V, of the Companies Act 1985 for such money or liability to be guaranteed by this Guarantee.

16. Disability or Incapacity of any Principal: As a separate and independent stipulation and without prejudice to the provisions of clause 2 (Covenant to Pay), the Guarantor agrees that all sums of money which have become due hereunder and which may not be recoverable from it on the footing of a guarantee whether by reason of any legal limitation on or disability or incapacity of any Company or any other fact or circumstance, and whether known to any Beneficiary or not, shall as to an equivalent amount thereof nevertheless be recoverable from the Guarantor as sole or principal debtor or debtors in respect thereof and shall be paid on demand in writing made by the Security Trustee.

17. No Termination: Other than with the prior written consent of the Security Agent, the Guarantor shall not terminate its guarantee contained in this Debenture whilst any part of the Secured Sums remains outstanding.

                               THE THIRD SCHEDULE

                                     PART I

               Form of Notice and Instructions to Receiving Banker


To:  [The Receiving Banker]                                  [           ] 1998



Dear Sirs,

Offer Document dated [           ] 1998 made relating to an offer for The Energy
Group PLC (the  "Agreement");  agreement  with the receiving  banks to the offer
dated [           ] 1998 (the "Receiving Banker Agreement");

1.    We refer to the Agreement and the Receiving Banker Agreement.  We attach a
      copy of a guarantee and debenture (the "Deed") dated  [        ] 1998 made
      between, inter alia, Chase Manhattan Bank Limited (the "Security Agent") and ourselves. Terms defined in the Deed are to have the same meanings in this letter.

2. We hereby give you notice that the Offer Rights (which include our rights under both the Agreement and the Receiving Banker Agreement) have been assigned to the Security Agent by the Deed and all the ordinary shares of
      [        ] each in The Energy Group PLC (the "Shares") in respect of which acceptances are received by you pursuant to the Offer for the purchase by us of the Shares have been charged to the Security Agent.

3.    We   irrevocably   and   unconditionally   instruct  and   authorise   you
      (notwithstanding any previous directions which we may have given you to the contrary):

      (a) unless otherwise directed by the Security Agent, to furnish or disclose to the Security Agent in addition to ourselves all notices, matters or things required under the Agreement to be furnished and disclosed to ourselves;

      (b) to accept from and agree with the Security Agent (and not ourselves) all claims under, discharges for and waivers, variations, terminations and cancellations of the Offer Rights without any reference to or further authority from us;

      (c) to register or cause to be registered in the name of the Security Agent (or as the Security Agent may otherwise direct) all the Shares in respect of which acceptances are received by you pursuant to the Offer;

      (d)   to  deliver  or  cause  to  be  delivered  to  the  Security   Agent
            certificates for the Shares so registered, together with any other documents of title relating thereto;

      (e) pending such registration and delivery, to treat all Shares in respect of which acceptances are received by you pursuant to the Offer as charged to the Security Agent and to keep in safe custody all acceptances, certificates and/or other documents of title relating thereto and not to part with possession of the same without the prior written consent of the Security Agent;

      (f) to provide to the Security Agent such information as it may require from time to time in connection with the Shares charged to it, without further authority from us and without further reference to us.

4. This notice and the instructions and authorisations herein contained are irrevocable and may not be amended, abrogated or withdrawn without the Security Agent's express prior written consent. These instructions supersede and override any previous instructions given by us in relation to the matters dealt with in this letter.

5. This letter shall be governed by and construed in accordance with the laws of England.

6. Please confirm your acknowledgement of this Notice by signing the enclosed form of acknowledgement and undertaking and by returning the same to Messrs Lovell White Durrant at 65 Holborn Viaduct, London EC1A 2DY (Ref A1/PM/MJC) and Chase Manhattan International Limited at Trinity Tower, 9 Thomas More Street, London E1 9YT marked for the attention of Stephen Clarke.

Signed by


 ................................
for and on behalf of
TU Acquisitions PLC

                                     PART II

                             Form of Acknowledgement
                       and Undertaking by Receiving Banker


To:      Lovell White Durrant
         65 Holborn Viaduct
         London EC1A 2DY

         Ref:   A1/PM/MJC

         Chase Manhattan International Limited
         Trinity Tower
         9 Thomas More Street
         London E1 9YT

         Attention:  Stephen Clarke

                                                          Date:

Dear Sirs

The Energy Group PLC

1.    We hereby acknowledge  receipt of a letter dated [        ] 1998 addressed
      to us by TU Acquisitions PLC (a copy of which is annexed) together with a copy of the Deed referred to in it. Expressions defined in the annexed letter and the Deed shall have the same meanings in this letter, unless the context otherwise requires.

2. We confirm our acceptance of the instructions contained in the annexed letter and we undertake to you to act in accordance with and comply with those instructions in all respects.

3. We confirm that we have not received notice of any other assignment of the Offer Document Rights.

4. We acknowledge that all Shares in respect of which acceptances are received by us pursuant to the Offer shall (subject to the Offer becoming or being declared unconditional) be treated as charged to you as provided in the Deed and registered in your name or as you may direct and we undertake not to do or omit to do anything inconsistent with the terms of the Deed.

5. The above acknowledgements and undertakings are given in the knowledge that they are required by you pursuant to the Deed and the Facility Agreement and in consideration of your making facilities available to the Borrowers on the terms set out in the Facility Agreement.


Yours faithfully
for and on behalf of
[Receiving Banker]



 ...........................
Director

                                    PART III

            Form of control agreement to be executed by among others
                    the US Depositary for the Offer and Bidco

EXECUTED and DELIVERED as a                             )
Deed by TU FINANCE (NO. 1) LIMITED                      )
(pursuant to a resolution of its Board                  )
of Directors) acting by:                                )


                           [L Anderson]       Attorney in fact


                           [R Shapard]        Attorney in fact



EXECUTED and DELIVERED as a                             )
Deed by TU FINANCE (NO. 2) LIMITED                      )
(pursuant to a resolution of its Board                  )
of Directors) acting by:                                )


                           [L Anderson]       Attorney in fact


                           [R Shapard]        Attorney in fact



EXECUTED and DELIVERED as a                             )
Deed by TU ACQUISITIONS PLC                             )
(pursuant to a resolution of its Board                  )
of Directors) acting by:                                )


                           [L Anderson]       Attorney in fact


                           [R Shapard]        Attorney in fact



SIGNED by                  [J Ritchie]                  )
for and on behalf of                                    )
CHASE MANHATTAN INTERNATIONAL LIMITED                   )